INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-20026, 33-20031, 33-42410, 33-42419, 33-44025 and 33-45778 of Jan Bell
Marketing, Inc. on Form S-8 of our report dated March 31, 1994, appearing in this Annual Report on Form 10-K of Jan Bell Marketing, Inc. for the year ended December 31, 1993.

/s/ DELOITTE & TOUCHE

Certified Public Accountants
Fort Lauderdale, Florida
March 31, 1994




                                 Exhibit 23.1

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